                                                                   EXHIBIT 10.12


                                 PROMISSORY NOTE

------------------- ------------- -------------- -------------- -------- ------------- --------------- ------------ -----------
    Principal        Loan Date      Maturity       Loan No.       Call    Collateral      Account        Officer     Initials
  $2,500,000.00      11-23-1999    11-23-2002      90510600        10        4000          129774          RDH
------------------- ------------- -------------- -------------- -------- ------------- --------------- ------------ -----------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: CV DYNAMICS, INC.               LENDER: RIVERSIDE BANK
          9605 WEST JEFFERSON TRAIL               NORTHLAND PARK OFFICE
          INVER GROVE HEIGHTS, MN 55077           7100 NORTHLAND CIRCLE,
                                                  SUITE 102
                                                  BROOKLYN PARK, MN 55428

===============================================================================

PRINCIPAL AMOUNT: $2,500,000.00    INITIAL RATE: 8.500%   DATE OF NOTE: NOVEMBER
23, 1999

PROMISE TO PAY. CV DYNAMICS, INC. ("BORROWER") PROMISES TO PAY TO RIVERSIDE BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWO MILLION FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($2,500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATA OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON NOVEMBER 23, 2000. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING DECEMBER 23, 1999, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ration of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payment will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the PRIME RATE OF INTEREST AS PUBLISHED EACH BUSINESS DAY IN THE MONEY RATES SECTION OF THE WALL STREET JOURNAL (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. THE INDEX CURRENTLY IS 8.500% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 8.500% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to

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comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) Failure to meet the deadlines required in the Year 2000 Compliance Agreement to be Year 2000 Compliant or a reasonable likelihood that Borrower cannot be Year 2000 Compliant on or before December 31, 1999.
(j) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THE NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF MINNESOTA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF HENNEPIN COUNTY, THE STATE OF MINNESOTA. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by LEUTHOLD CORE INVESTMENT FUND PLEDGED BY PAUL K. MILLER PER A COMMERCIAL PLEDGE AND SECURITY AGREEMENT DATED NOVEMBER 23, 1999. REAL PROPERTY LOCATED AT 9605 WEST JEFFERSON TRAIL, INVER GROVE HEIGHTS, MINNESOTA, PER A MORTGAGE, SECURITY AGREEMENT, FIXTURE STATEMENT, AND ASSIGNMENT OF LEASES AND RENTS DATED NOVEMBER 23, 1999. ALL CORPORATE ASSETS, EXCLUDING ACCOUNTS RECEIVABLE, PER A COMMERCIAL SECURITY

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                                                                          Page 3

AGREEMENT DATED NOVEMBER 23, 1999. ALL FIXTURES PER A COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 1999. A COMMERCIAL GUARANTY SIGNED BY PAUL K. MILLER DATED NOVEMBER 23, 1999.

LINE OF CREDIT. This Note evidences a revolving line of credit, Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

BUSINESS LOAN AGREEMENT. AN EXHIBIT, TITLED "BUSINESS LOAN AGREEMENT," IS ATTACHED TO THIS NOTE AND BY THIS REFERENCE IS MADE A PART OF THIS NOTE JUST AS IF ALL THE PROVISIONS, TERMS AND CONDITIONS OF THE BUSINESS LOAN AGREEMENT HAD BEEN FULLY SET FORTH IN THIS NOTE.

SECURITIES DEFAULT. IF THE CURRENT MARKET VALUE OF THE SECURITIES PLEDGED AS COLLATERAL TO THIS LOAN DECREASES TO LESS THAN $1,100,000.00, THE LOAN WILL BE IN DEFAULT. MARKET VALUE TODAY IS $1,520,593.00.

PRIOR NOTE. THIS NOTE AMENDS AND RESTATES THE NOTE #90510591 DATED OCTOBER 4, 1999, IN THE ORIGINAL, AMOUNT OF $1,000,000.00 GIVEN BY CV DYNAMICS, INC. TO RIVERSIDE BANK.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be release from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

SECTION DISCLOSURE.  This loan is made under Minnesota Statutes, Section 47.59.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

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                                                                          Page 4

BORROWER:

MEDICAL CV, INC. FKA CV DYNAMICS, INC.


By:  /s/ Adel A. Mikhail                     By:  /s/ Gene Stobbs
     -------------------                          ---------------
     Adel A. Mikhail, President/CEO               Gene Stobbs, Vice President
                                                  Of Operations


By:  /s/ George M. Wettstaedt
     ------------------------
     George M. Wettstaedt, CFO